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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2005

Regal Entertainment Group
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9110 East Nichols Avenue, Suite 200, Centennial, CO 80112
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code 303-792-3600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

        This Form 8-K/A is being filed solely to disclose restricted stock grants awarded on February 11, 2005 that were inadvertently omitted from the original Form 8-K filed on February 14, 2005.

Item 1.01. Entry into a Material Definitive Agreement.

  Restricted Stock Agreement

        On February 11, 2005, pursuant to the Regal Entertainment Group (the "Company") 2002 Stock Incentive Plan (the "Plan"), the Company adopted a form of Restricted Stock Agreement (the "Award Agreement") to be used as the template for restricted stock grants awarded under the Plan, unless otherwise determined by the Compensation Committee of the Board of Directors (the "Committee"). The form of Award Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Following the adoption of the form of Award Agreement, on February 11, 2005, the Committee awarded restricted stock grants to the Company's Co-Chief Executive Officers and three other of the Company's most highly compensated executive officers (collectively, the "Covered Officers") pursuant to the form of Award Agreement as set forth in the table below:

Name and Principal Position	Shares of Restricted Stock
Michael L. Campbell, Co-Chief Executive Officer	23,380
Kurt C. Hall, Co-Chief Executive Officer	23,380
Gregory W. Dunn, Executive Vice President and Chief Operating Officer	10,580
Amy E. Miles, Executive Vice President and Chief Financial Officer	9,260
Peter B. Brandow, Executive Vice President, General Counsel and Secretary	8,230

  Annual Executive Incentive Compensation

        On February 8, 2005, the Committee approved the annual cash bonus awards for 2004 under the Company's annual executive incentive program (the "Bonus Program"). The Bonus Program, which has been previously approved by the Company's stockholders, covers the Covered Officers. The cash bonus awards for 2004 under the Bonus Program for the Covered Officers are set forth in the table below:

Name and Principal Position	Bonus
Michael L. Campbell, Co-Chief Executive Officer	$530,190
Kurt C. Hall, Co-Chief Executive Officer	$530,190
Gregory W. Dunn, Executive Vice President and Chief Operating Officer	$254,589
Amy E. Miles, Executive Vice President and Chief Financial Officer	$249,375
Peter B. Brandow, Executive Vice President, General Counsel and Secretary	$209,993

Item 9.01. Financial Statements and Exhibits.

  (a)
  Financial statements of businesses acquired.

          N/A

  (b)
  Pro forma financial information.

          N/A

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  (c)
  Exhibits.

Exhibit No.	Description
10.1*	Form of Restricted Stock Agreement for use under the Regal Entertainment Group 2002 Stock Incentive Plan.

*
Previously filed as exhibit 10.1 to the original Form 8-K to which this amendment relates.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP
Date: March 31, 2005	By:	/s/ PETER B. BRANDOW Name: Peter B. Brandow Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description
10.1*	Form of Restricted Stock Agreement for use under the Regal Entertainment Group 2002 Stock Incentive Plan.

*
Previously filed as exhibit 10.1 to the original Form 8-K to which this amendment relates.

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Explanatory Note
  Item 1.01. Entry into a Material Definitive Agreement.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index